SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2002

INTERCEPT, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	01-14213	58-2237359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 248-9600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On September 11, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the resignation of the Registrant’s CEO from the Board of Directors of Netzee, Inc.

On September 12, 2002, the Registrant issued the press release attached hereto as Exhibit 99.2, which is incorporated herein by reference. The press release relates to the naming of Boone A. Knox as Vice Chairman of the Registrant’s Board of Directors and the naming of G. Lynn Boggs as the Chief Operating Officer of the Registrant.

On September 12, 2002, the Registrant issued the press release attached hereto as Exhibit 99.3, which is incorporated herein by reference. The press release relates to the opening of an item and image processing center in Los Angeles, California.

Item 6. Financial Statements, ProForma Financial Information and Exhibits

(c) Exhibits

Item No.	Exhibit List

99.1	Press release dated September 11, 2002 issued by the Registrant.

99.2	Press release dated September 12, 2002 issued by the Registrant.

99.3	Press release dated September 12, 2002 issued by the Registrant.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2002	THE INTERCEPT GROUP, INC. By: /S/ SCOTT R. MEYERHOFF Scott R. Meyerhoff Chief Financial Officer

3

EXHIBIT LIST

Exhibit No.	Description

99.1	Press release dated September 11, 2002 issued by the Registrant.

99.2	Press release dated September 12, 2002 issued by the Registrant.

99.3	Press release dated September 12, 2002 issued by the Registrant.

4